                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 7, 2003

                               TS&B HOLDINGS INC.
                  Exact Name of Registrant Specified in Charter

_       _Florida                       333-74970                30-0123229
(State or Other Jurisdiction          (Commission              (IRS Employer
    of Incorporation)                 File Number)           Identification No.)

              7380 Sand Lake Rd. Suite 500. Orlando, Florida 32819
               (Address of Principal Executive Offices) (Zip Code)

                                 (407)-649-8325
               Registrant's telephone number, including area code:
          (Former Name or Former Address, if Changed Since Last Report)

                               TS&B HOLDINGS INC.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)         Previous independent accountants

(i)         On November 3, 2003, B2d semago CPAs resigned as the independent accountants of TS&B Holdings Inc as a result of the firm discontinuing it's SEC practice.

(ii)        The Board of Directors approved the decision to change independent accountants.

(iii)       The report of B2d semago CPAs on the financial statements for the two fiscal years ended June 30, 2003 of the Company contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iv)        In connection with its audits for the two fiscal years ended June
30, 2002, there were no disagreements with B2d semago CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of
B2d semago CPAs would have caused B2d semago CPAs to make reference thereto in their report on the financial statements for such years.

(v)         During the two recent fiscal years ended June 30, 2003 there were no reportable events as that term is defined in Item 304(a)(l)(v) of Regulation
S-X.

(vi)        B2d semago CPAs has furnished, a letter addressed to the Company stating that B2d semago CPAs agrees with subparagraphs (a)(ii), (iv) and (v)
above. A copy of such letter, November 3. 2003, is filed as Exhibit 16 of this
Form 8-K.

(b)         New independent accountants

On  November 7, 2003, the Company engaged Baumann, Raymondo & Company PA as its new principal independent accountant. The engagement was approved by the Board of Directors on November 7, 2003.

(i)         The Company has not consulted with Baumann, Raymondo & Company PA on the application of any accounting principles or proposed transactions, the type of audit opinion that might be given, any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(l)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(l)(v) of
Regulation S-K, at any time before being named as independent accountants.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

 (c)  Exhibits.

 16   Letter regarding change in Certifying Accountant

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          By: /s/ Charles Giannetto
                                                  Charles Giannetto
                                                  Chief Financial Officer

                                                  November 7, 2003

                                  EXHIBIT INDEX

EXHIBIT             DESCRIPTION
-----------         --------------------
16                  Letter regarding change in Certifying Accountant